UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2014, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing its second quarter 2014 consolidated financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2014, the Company’s Board of Directors (the “Board”) approved amendments to the Company’s Bylaws (the “Bylaws”). The amendments took effect immediately upon approval by the Board. The table below includes a summary of the nature of the amendments and the affected sections of the Bylaws. In addition to the amendments summarized below, several sections of the Bylaws were amended to eliminate provisions that by their terms are no longer applicable, enhance clarity, effect technical corrections and other non-substantive changes.

Nature of Amendment	Affected Section(s) of Bylaws
Add a requirement that a person or persons seeking to call a Special Meeting of the Company’s shareholders must: (i) provide evidence to the Company’s Secretary demonstrating that such person or persons collectively own(s) more than 20% of the Company’s outstanding voting shares and (ii) provide the Secretary with 15 days in which to evaluate such submission and advise the requesting person or persons of any deficiencies. The requesting shareholder would have an opportunity to cure any deficiency within 15 days after receipt of the advice from the Secretary.	Article II, Section 2

Provide that notice of a person’s intention to nominate candidates for election as a director at an annual shareholder meeting may not be given to the Company more than 120 days prior to the anniversary of the immediately preceding annual meeting of shareholders.	Article II, Section 4

Require expanded disclosure with respect to shareholder nominees for election to the Company’s Board of Directors, whether at an annual meeting of shareholders or by written consent in lieu of a meeting, including disclosure of: (i) beneficial ownership of the Company’s securities, including derivative securities, held by such nominee and his or her affiliates; (ii) stock loss mitigation arrangements to which the proposing shareholder or his or her affiliates are a party; and (iii) compensatory or other financial arrangements and agreements between the nominee and any other person relating to the Company.	Article II, Sections 4 and 11

Require each director nominee to represent and agree that: (i) such nominee is not, and will not become, a party to any arrangement regarding how such nominee will vote as a director; (ii) is not receiving, and will not receive, compensation from any person other than the Company in respect of such person’s service as a director that is not disclosed to the Company in the representation and agreement; (iii) such nominee will comply with the Company’s policies regarding confidentiality and other matters; and (iv) such nominee owes fiduciary duties only to the Company and personally commits to discharge those duties.	Article II, Section 4

Provide that notice of a person’s intention to raise new business at an annual shareholder meeting may not be given to the Company more than 120 days prior to the anniversary of the immediately preceding annual meeting of shareholders.	Article II, Section 5

Provide for expanded disclosure obligations with respect to new business to be raised by a shareholder at an annual shareholder meeting, including: (i) a requirement that the text of any proposal be submitted with notification of such proposal; (ii) information with respect to the proposing shareholder’s name, address and beneficial ownership (including derivative securities); (iii) stock loss mitigation arrangements to which the proposing shareholder or his or her affiliates are a party; (iv) agreements and arrangements between the proposing shareholder and any other person relating to the Company or to the proposal or any anticipated benefit to be derived from the proposal; and (v) other information relating to such proposing shareholder that would be required to be disclosed in a proxy statement under Section 14 of the Securities Exchange Act of 1934, as amended.	Article II, Section 5

Add a requirement that a shareholder seeking to act by written consent must request that the Board of Directors fix a record date within 30 days after receipt of a proper request. The record date fixed by the Board of Directors must be not less than 15 days nor more than 30 days after the date on which such record date is established.	Article II, Section 11

Provide that a shareholder seeking to act by written consent with respect to the election of directors or new business must give advance notice to the Company in substantially the same manner as advance notice is required in connection with raising these matters at an annual meeting of shareholders.	Article II, Section 11

Provide that, unless the Company consents in writing to the selection of an alternative forum, that the sole and exclusive forum for adjudication of certain legal actions will be the courts of the Commonwealth of Pennsylvania located in Lancaster County, Pennsylvania or, if no such court has jurisdiction over the relevant legal action, the United States District Court for the Eastern District of Pennsylvania.	Article IX (new)

The preceding summary is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, as amended on July 25, 2014, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 28, 2014, the Company issued a press release announcing that it will report its second quarter 2014 consolidated financial results via a webcast and conference call on Monday, July 28, 2014 at 11:00 a.m. Eastern Time which can be accessed through the “For Investors” section of the Company’s website, www.armstrong.com. During this report, the Company will reference a slide presentation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 3.1	Amended and Restated Bylaws of Armstrong World Industries, Inc. dated July 25, 2014

No. 99.1	Press Release of Armstrong World Industries, Inc. dated July 28, 2014

No. 99.2	Earnings Call Presentation Second Quarter 2014 dated July 28, 2014

No. 99.3	Investor Presentation dated July 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Chief Compliance Officer

Date: July 28, 2014

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